National Health Investors Q3 2026 Supplemental

TABLE OF CONTENTS

COMPANY	
COMPANY INFORMATION & LEADERSHIP	02
PORTFOLIO	
PORTFOLIO OVERVIEW	03
REAL ESTATE INVESTMENTS	04
SENIOR HOUSING OPERATING PORTFOLIO	05
OPERATING PARTNERS	06
EBITDARM LEASE COVERAGE & OCCUPANCY	07
PURCHASE OPTIONS & LEASE MATURITIES	08
INVESTMENTS	
INVESTMENT RATIONALE	09
RECENT INVESTMENTS	10
CAPITALIZATION	
CAPITALIZATION OVERVIEW	11
CAPITAL STRUCTURE	12
DEBT MATURITIES	13
SELECT DEBT COVENANTS	14
FINANCIAL	
PERFORMANCE	15
BALANCE SHEETS	16
STATEMENTS OF INCOME	17
FFO & FAD RECONCILIATION	18
ADJUSTED EBITDA RECONCILIATION	19
NOI RECONCILIATIONS	20-21
SHOP RECONCILIATIONS	22
GLOSSARY	23-24

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitation, those containing words such as "may," "should," "will," "believes," "anticipates," "expects," "intends," "estimates," "plans," "projects," "likely," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the operating success of our tenants, managers and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants, managers and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; risks associated with pandemics, epidemics or outbreaks; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; disruptions to the management and operations of our business and the uncertainties caused by activist investors; adverse economic effects from international trade disputes (including threatened or implemented tariffs imposed by the U.S. or by foreign countries) or similar events impacting economic activity; our dependence on the ability to continue to qualify for taxation as a real estate investment trust; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2025 and in our Form 10-Q for the quarter ended September 30, 2026. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended September 30, 2026.

1 Q3 2026

LEADERSHIP

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), established in 1991 as a Maryland corporation, is a self-managed real estate investment trust ("REIT") specializing in sale-leaseback, joint venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical facility investments. We operate through two reportable segments: Real Estate Investments and Senior Housing Operating Portfolio ("SHOP"). Our investments in real estate properties include independent living facilities, assisted living facilities, entrance-fee communities, senior living campuses, skilled nursing facilities and hospitals.



ERIC MENDELSOHN
President & CEO



KRISTIN S. GAINES
Chief Transaction Officer



KEVIN PASCOE
Chief Investment Officer



TODD SIEFERT
Chief Financial Officer



CHRIS MAINGOT
Chief Operating Officer



DAVID TRAVIS
Chief Accounting Officer



BETH BLANKENSHIP
SVP, Legal Affairs



GRANT JOHNSTON
SVP, Asset Management



STEVEN MAHONEY
Chief Information Security Officer



DANA HAMBLY
SVP, Finance

ANALYST COVERAGE

BMO Capital Markets: Juan Sanabria
BofA Global Research: Farrell Granath
Cantor Fitzgerald: Rich Anderson
Deutsche Bank: Omotayo Okusanya
Huntington: Rob Stevenson
Jefferies: Joe Dickstein
KeyBanc Capital Markets: Austin Wurschmidt
Truist Securities: Michael Lewis
Wells Fargo: James Feldman

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

Q3 2026 2

PORTFOLIO OVERVIEW 3 Q3 2026 As of September 30, 20261 1 Excludes assets for sale. 2 Adjusted segment NOI includes the impact of assets held for sale, and disposals during the quarter. The annualized impact excludes these items. See pages 20-21 for reconciliations. 3 Based on annualized adjusted NOI of $292.6 million for contracts in place at September 30, 2026. Percentages may not sum to 100% due to rounding.        Sr. Hsng. Need-Driven 38.3% Sr. Hsng. Discretionary 25.4% SNF/Hospital 18.8% Other 1.8% SHOP 15.7%                          €‚ ƒ €„‚‚€‚ …† €‚ …ƒ €  „‡„ ˆ  ‰ ‰€‚„ †€ƒƒ €ƒ† †‚€„‚‰ ‚‡  Š‹    ƒ †€„ €‚ †€‚‰ ‡† Œ Ž   Š ‘     „   ‰€ƒ €†„ €‰ƒ‰ ‰‡„ ˆ  ‰ ‰‚ƒ †€ƒƒ ƒ‚ €„ ‡†  Š‹    ‰‚ ƒ€†† ‚‰† € ‰ƒ ‡„ Ž   €†  €‰  €† ‡     † †€ ‚€ €  †‚€ƒ  ‡ƒ  „ ƒ€ƒƒ‚ …‰€†„‰€ƒ  …ƒ†€„ ‰ …„€ ‚‚  PARTNERS3 ASSETS3

REAL ESTATE INVESTMENTS NOI

(DOLLARS IN THOUSANDS)

	Properties	Units	QTD NOI	Straight Line Revenue	NOI Less Straight Line Revenue	Non-cash Adjustments	QTD Adjusted NOI*	Full Year Impact	Real Estate Investments Annualized Adjusted NOI
Leases									
Senior Housing - Need Driven									
Assisted Living	87	4,819	$ 25,088	$ 922	$ 24,166	$ 293	$ 24,459	$ 68,963	$ 93,422
Senior Living Campus	6	622	2,095	27	2,068	2	2,070	6,210	8,280
Total Senior Housing- Need Driven	93	5,441	27,183	949	26,234	295	26,529	75,173	101,702
Senior Housing - Discretionary									
Entrance-Fee Communities	12	3,216	17,273	(487)	17,760	635	18,395	55,184	73,579
Total Senior Housing Discretionary	12	3,216	17,273	(487)	17,760	635	18,395	55,184	73,579
Total Senior Housing	105	8,657	44,456	462	43,994	930	44,924	130,357	175,281
Medical Facilities									
Skilled Nursing	30	3,689	11,679	(62)	11,741	—	11,741	35,222	46,963
Hospitals	1	71	1,075	59	1,016	—	1,016	3,047	4,063
Total Medical Facilities	31	3,760	12,754	(3)	12,757	—	12,757	38,269	51,026
Held for Sale and Disposals-			694	—	694	—	694	(694)	—
Total Leases	136	12,417	$ 57,904	$ 459	57,445	$ 930	$ 58,375	$ 167,932	$ 226,307
Mortgages and Other Notes									
Senior Housing - Need Driven	9	814	$ 2,626		$ 2,626	$ (35)	$ 2,591	$ 7,775	$ 10,366
Senior Housing - Discretionary	1	141	257		257	(6)	251	755	1,006
Skilled Nursing	3	367	280		280	(4)	276	816	1,092
Hospitals	1	36	651		651	(17)	634	1,903	2,537
Other Notes Receivable			1,302		1,302	(1)	1,301	3,883	5,184
Payoffs			8		8	(1)	7	(7)	—
Total Mortgage and Other Notes	14	1,358	$ 5,124		$ 5,124	$ (64)	5,060	$ 15,125	$ 20,185
Total Real Estate Investments			$ 63,028	$ 459	$ 62,569	$ 866	$ 63,435	$ 183,057	$ 246,492

** QTD Adjusted NOI includes the impact of assets held for sale, transtions, disposals, and deferral repayments during the quarter. The annualized impact excludes assets held for sale, transtions, disposals, and approximately $1.1 million in unscheduled deferral repayments during the quarter.*

Q3 2026 4

5 Q3 2026 SENIOR HOUSING OPERATING PORTFOLIO (SHOP)   ˜ ’‰  ’†  ’‚ ’‚ ’‰‚     ‚ ‰  † †  €‚ƒ ‰€„ ‰€†‚„ †€ †€ ŠŠ Š‹ ƒ‡  ‚‡„ ‚‡‚  ‡„  ‡„ —™ …‰€†‰ …‰€„ …†€‰‰ …†€ †‰ …†€‚„     …€ƒƒ …‰€ƒ„ …‰ƒ€‚ …††€ƒƒ„ …†ƒ€ƒ‚   š    €„ €„ ‚€‰ ‰€   ‰‰€ Œ    €‚ € ‰‚ €„†‚ €ƒ €‰‚ƒ  …†€„† …ƒ€‰‰ …€„ …€ …€  Œ ‰‡‰ ‰‡ †‡ †‡‚ †‡  ŠŠ š …  …‚ƒ …†‰‰ …€‚  …€„„ (DOLLARS IN THOUSANDS EXCEPT REVPOR)   ˜ ’‰  ’†  ’‚ ’‚ ’‰‚               €ƒ‰ €ƒ‰ €ƒ‰ €ƒ‰ €ƒ‰ ŠŠ Š‹ ƒ‡„ ‚‡†  ‡  ‡  ‡† —™ …‰€ƒ† …‰€ …‰€  …‰€ƒ …‰€ƒ     …†€ ƒ …‰€„‚ …†€ † …†€ …†€„   š   €‰ €†† €‰‰ „€  „€„† Œ    ƒƒ ƒ† ƒ ƒ† ƒ‚  …€„‚ …‰€ …‰€ …‰€  …‰€ ‰„ Œ ‡ ‰‡ ‡†  ‡† †‡„ TOTAL SENIOR HOUSING OPERATING PORTFOLIO (DOLLARS IN THOUSANDS EXCEPT REVPOR)SAME-STORE SENIOR HOUSING OPERATING PORTFOLIO 1 Unit count is as of the quarter end.

REAL ESTATE INVESTMENTS PARTNERS

		OWNERSHIP	MARKET FOCUS	% OF NOI[1]
SENIORLIVING COMMUNITIES	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	EFC	19.9%
Bickford	Bickford Senior Living manages or operates over 50 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SH	14.2%
ENSIGN GROUP	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 17 states.	Public	SNF	9.8%
ENCORE SENIOR LIVING	Encore Senior Living develops, renovates and manages senior living communities. The company's portfolio spans five states providing the continuum of senior care including independent living, assisted living, and memory care.	Private	SH	4.3%
HSM	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Tennessee, and Texas.	NFP	SNF	4.0%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	EFC	3.8%
SPRING ARBOR SENIOR LIVING	Spring Arbor Senior Living, a Foundry Commercial company, operates more than 30 senior living communities across the Mid-Atlantic, Southeast, and Midwest with a focus on serving residents and their loved ones. Spring Arbor assisted living and memory care residents enjoy a lifestyle focused on wellness with on-site therapy and a full schedule of activities, enabling residents to live life to the fullest.	Private	SH	3.7%
Senior Living Hospitality	Senior Living Hospitality Group, LLC manages senior living communities, including Continuing Care Retirement Communities that offer Independent Living, Assisted Living, Memory Care, Skilled Nursing, and Rehabilitation Services. The mission is to deliver the best product, service, and value in senior living. Each day, the focus is on providing exceptional attention to resident needs, delivered with loving care and hospitality beyond expectation—an approach that defines the essence of community.	Private	EFC	2.5%
PACS	PACS was founded in 2013 with two skilled nursing facilities. Since the purchase of those facilities, the PACS family consists of over 350 independent operating subsidiaries across 20 states, as well as ancillary and support services, and continues to bring its proven model of mission-driven care that balances access to a national network of support and resources with local decision making.	Public	SNF	2.4%
VizionHealth	Vizion Health offers deep experience partnering with investors, lenders and management teams to improve clinical and financial performance. From turnkey start-up of new facilities to invigorating under-performing programs, Vizion is the leader in behavioral healthcare management and operations. They have spent years adding value to dozens of behavioral healthcare organizations across the U.S.	Private	HOSP	1.9%

[1] Based on annualized adjusted NOI of $292.6 million for contracts in place on September 30, 2026.

Business descriptions are derived from publicly available materials, including operator websites, and are presented for informational purposes only. NHI has not independently verified all such information.

Q3 2026 6

7 Q3 2026 LEASE PORTFOLIO EBITDARM COVERAGE & OCCUPANCY PRIOR T12 88.6% 76.6% T12 89.6% 79.4% All tables based on trailing 12 months; excludes loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months; 1 SLC operates 10 discretionary entry-fee properties and one need driven assisted living community. Bickford pro forma coverages based on April 2026 base rent reset are 1.54x and 1.53x for T12 ended 2Q 2026 and T12 ended 2Q 2025, respectively. NHI TOTAL PORTFOLIO 2.80 2.60 2.40 2.20 2.00 1.80 1.60 1.40 1.20 1.00 1.51x 1.67x 86.4% 87.4% SR Housing (105) 2.38x 2.68x 79.7% 80.9% Medical (31) 1.71x 1.90x 84.4% 85.4% Total (136)   ’    ’‚ SR HOUSING SUMMARY 2.00 1.90 1.80 1.70 1.60 1.50 1.40 1.30 1.20 1.10 1.00 1.42x 1.50x 86.2% 87.4% Need Driven (91) 1.61x 1.88x 86.7% 87.3% Discretionary (14) SR HOUSING DETAIL1 2.40 2.20 2.00 1.80 1.60 1.40 1.20 1.00 1.68x 86.3% 1.63x 85.3% Bickford (37) 1.27x 86.2% 1.42x 88.8% Need Driven ex. Bickford (54) 1.41x 83.7% 1.78x 85.4% SLC (11) 2.11x 91.6% 2.09x 89.8% Discretionary ex. SLC (4)

PURCHASE OPTIONS
& LEASE MATURITIES

TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS)

ASSET TYPE	PROPERTIES	LEASE EXPIRATION	1ST OPTION OPEN YEAR	OPTION TYPE	CURRENT CASH RENT ($)	% OF TOTAL[1]
SH	2	May 2035	2029	A	6,656	2.70%
SNF	1	April 2032	2031	B	2,712	1.10%
						3.80%

Option Type:

A. Fixed base price plus a specified share on any appreciation
B. Fixed minimum internal rate of return on NHI's investment

[1] *Based on Real Estate Investments annualized adjusted NOI of $246.5 million for contracts in place at September 30, 2026.*

LEASE MATURITIES (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS)

	Properties	Units	SH ($)	SNF ($)	Other ($)	Total ($)	% of Total[2]
2026	—	—	—	—	—	—	—
2027	1	401	11,122	—	—	11,122	4.9%
2028	11	503	10,385	—	—	10,385	4.6%
2029	7	836	1,312	11,712	—	13,024	5.8%
2030	1	107	4,735	—	—	4,735	2.1%
2031	13	2,528	59,350	—	—	59,350	26.2%
2032	2	213	1,325	2,712	—	4,037	1.8%
2033	27	1,555	29,435	—	—	29,435	13.0%
2034	13	778	7,598	3,732	—	11,330	5.0%
Thereafter	61	5,496	50,019	28,807	4,063	82,888	36.6%

[2] *Based on annualized cash lease revenue of $226.3 million for contracts in place at September 30, 2026.*

Q3 2026 8

9 Q3 2026 WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES $0 $100 $200 $300 $400 $500 $600 $700 $800 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $214.0 2017 $364.3 2018 $329.0 2019 $226.9 2020 $120.5 2021 $101.5 2022 $74.5 2023 $237.5 2024 $392.3 2025 $396.2 2026 EXISTING RELATIONSHIP NEW RELATIONSHIP 10-YEAR TREASURY WACY * The average age of properties acquired from 2020 through 2026 is 15.5 years. The total portfolio average age is 21.8 years. FOCUSED ON GROWING WITH OUR 36 OPERATING PARTNERS AND SELECT NEW CUSTOMERS DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES INVESTMENT RATIONALE INVESTMENT HISTORY* (DOLLARS IN MILLIONS) NOTES 6.9% LEASE 77.4% SHOP 15.7% INVESTMENT STRUCTURE

RECENT INVESTMENTS

RECENT LEASE AND SHOP ACTIVITIES (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield[2]	Total
Q2 2026						
Generations, LLC	SH	SHOP	532/7	CO	7.80%	$106,900
Fellowship Family	SH	Lease	156/2	GA	8.00%	17,511
Q1 2026						
Allegro Living Management*	SH	SHOP	460/9	SC,KY,TN	7.60%	$105,488
Q4 2025						
Senior Living Communities	SH	Lease	251/1	SC	8.25%	$52,500
Priority Life Care*	SH	Lease	107/1	PA	8.00%	52,149
William James Group, LLC	SH	Lease	56/1	AL	8.25%	7,037
Q3 2025						
Compass Senior Living	SH	SHOP	339/4	OK,OR	7.50%	$74,300
Q2 2025						
Agemark Senior Living*	SH	Lease	205/6	NE	8.00%	$63,500
Q1 2025						
Generations, LLC*	SH	Lease	108/1	CO	8.00%	$21,200
Mainstay Healthcare[3]	SH	Lease	88/1	FL	8.00%	8,600
Juniper Communities, LLC*	SH	Lease	120/1	NJ	7.95%	46,300
						$555,485

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2026								
Wingate	SH	Mortgage Loan	N/A	MA	8.00%	$5,500	$(5,500)	—
Fellowship	SH	Mortgage Loan	26/1	GA	8.50%	1,800	(1,800)	—
Q4 2025								
Fellowship Family*	SH	Mortgage Loan	94/1	SC	8.50%	18,750	(18,750)	—
Silverwave Wichita Falls*	SH	Mortgage Loan	141/1	TX	8.75%	11,250	(11,250)	—
Q2 2025								
Encore Senior Living	SH	Construction	84/1	MI	9.00%	28,000	(18,874)	9,126
Q1 2025								
Vizion Health	HOSP	Mezzanine Loan	N/A	N/A	9.15%	5,400	(5,263)	137
Senior Living Hospitality Group[4]	EFC	Mezzanine Loan	N/A	N/A	9.00%	1,900	(1,134)	766
						$72,600	$(62,571)	$10,029
Other Loan and Development Commitments								
Senior Living Hospitality Group[4]	EFC	Working Capital Note	493/2	CT	7.50%	$5,000	$(4,476)	$524
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Senior Living Communities	EFC	Revolving Credit	N/A	N/A	Variable	15,000	—	15,000
Bickford	SH	Renovation	Various	Various	8.00%	8,000	(6,412)	1,588
Navion Senior Solutions	SH	Renovation	48/1	NC	8.00%	1,000	(319)	681
Senior Living	EFC	Renovation	Various	Various	8.50%	10,000	(7,456)	2,544
Spring Arbor	SH	Renovation	522/10	NC	8.23%	3,000	—	3,000
Juniper Communities, LLC	SH	Renovation	120/1	NJ	7.95%	750	—	750
William James Group, LLC	SH	Renovation	70/1	GA	9.50%	600	(589)	11
Senior Living Communities	EFC	Mezzanine Loan	251/1	SC	7.25%	1,500	—	1,500
Mainstay Oviedo	SH	Renovation	88/1	FL	8.25%	250	(146)	104

*Indicates new relationship
[1] Building count excludes renovations.
[2] SHOP yields are based on expected first year NOI less routine capital expenditures.
[3] This property was acquired in a deed in lieu of foreclosure transaction with SLM to satisfy the repayment of its $10.0 million mortgage note receivable.
[4] Formerly referred to as Watermark Retirement.

Q3 2026 10

CAPITALIZATION OVERVIEW

(DOLLAR AND SHARE AMOUNTS IN THOUSANDS)

	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025
Balance Sheet Data					
Gross cost of real estate assets	$ 3,272,775	3,282,842	$ 3,399,116	$ 3,295,740	$ 3,104,283
Total assets	3,243,455	2,964,202	2,889,865	2,796,887	2,690,064
Total liabilities	1,136,303	1,374,945	1,357,331	1,256,983	1,191,566
Total noncontrolling interests	17,196	17,831	17,759	18,361	17,599
Total stockholder's equity attributable to NHI	2,089,956	1,571,426	1,514,775	1,521,543	1,480,899
Operating Data					
Total revenue	$ 113,483	$ 121,319	$ 115,130	$ 105,822	$ 89,847
Rental revenue - GAAP	60,652	71,390	73,150	70,286	62,178
Straight-line rents	460	597	723	1,233	(10,942)
Amortization of lease incentives	930	840	725	725	725
Rental revenue - Cash	58,374	68,891	70,349	67,206	70,059
Net Operating Income	74,546	84,820	84,157	79,826	70,984
Adjusted EBITDA	69,033	75,638	76,036	73,864	75,378
Funds Available for Distribution	57,078	61,620	62,471	57,943	62,248
Interest expense	12,521	15,814	15,040	14,264	13,766
General & administrative expense	8,005	8,823	7,851	7,603	6,311
Diluted common shares outstanding	49,042	48,498	48,548	47,882	47,624
NAREIT FFO per diluted common share	1.12	1.19	1.23	1.22	1.09
Normalized FFO per diluted common share	1.12	1.19	1.23	1.22	1.32
Capitalization					
Common shares outstanding at end of each period	49,110	49,116	48,459	48,303	47,639
Market value of equity at end of each period	$ 3,223,089	$ 3,745,586	$ 3,918,395	$ 3,688,900	$ 3,787,301
Total debt	1,040,329	1,274,522	1,269,668	1,163,814	1,109,065
Net debt	993,770	1,244,134	1,244,720	1,144,190	1,027,440
Total enterprise value	4,216,859	4,989,720	5,163,115	4,833,090	4,814,741
Ratios					
Interest coverage ratio	5.5x	4.8x	5.1x	5.2x	5.5x
Fixed charge coverage ratio	5.9x	5.1x	5.4x	5.5x	5.8x
Net debt to adjusted EBITDA (annualized)	3.6x	4.1x	4.0x	3.8x	3.6x
Net debt as a percentage of enterprise value	23.6%	24.9 %	24.1 %	23.7%	21.3%
Total Debt / Gross Assets	26.1%	34.6 %	34.0 %	32.2%	31.8%
Dividend Information					
Regular dividends declared per common share	$ 0.94	$ 0.92	$ 0.92	$ 0.92	$ 0.92
Normalized FFO payout ratio per common share	83.9%	77.3%	74.8%	75.4%	69.7%
Dividends declared	$ 46,241	$ 45,140	$ 44,532	$ 44,439	$ 43,827
Normalized FFO payout ratio	83.9%	78.3%	74.4%	76.0%	69.9%
Normalized FAD payout ratio	80.8%	73.3%	71.3%	76.6%	70.3%
Portfolio Statistics					
Number of Properties	192	194	223	215	210

11 Q3 2026

CAPITAL STRUCTURE

DEBT[1]


UNSECURED, VARIABLE 19.3%
UNSECURED, FIXED 80.7%

FIXED CHARGE COVERAGE


5.9x
4.5x
4.6x
5.3x
5.9x
2022
2023
2024
2025
2026[2]

REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)


BALANCE
AVAILABLE
$800
$700
$600
$500
$400
$300
$200
$100
$0
$600.0
$100.0
$496.0
$204.0
$391.0
$309.0
$262.0
$438.0
$497.0
$203.0
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

NET DEBT TO ADJUSTED EBITDA


4.7x
4.5x
4.1x
3.8x
3.6x
2022
2023
2024
2025
2026[2]

September 30, 2026		Amount	Rate	% of Total	Maturity
Unsecured Debt					
Fixed Rate					
Private Placement		100,000	4.51%	9.5%	0.3 years
Public Bonds due 2031		400,000	3.00%	38.0%	4.3 years
Public Bonds due 2033		350,000	5.35%	33.2%	6.3 years
Variable Rate					
Revolving Credit Facility		203,000	4.92%	19.3%	2.0 years
Total Unsecured Debt	$	1,053,000			
Subtotal		1,053,000	4.29%	100.0%	4.2 years
Note Discounts		(4,710)			
Unamortized Loan Costs		(7,961)			
Total Debt	$	1,040,329			

[1] Excludes impact of unamortized discounts and loan costs
[2] Annualized, see page 19 for reconciliation

Q3 2026 12

13 Q3 2026 DEBT SCHEDULE DEBT MATURITY SCHEDULE1        •š ¤ ™‘ Œ‹ –  Œ‹  Š  •Š  …ƒŒŒ  ª  …‰€ †‡„ ™‘ Š“ ‡  …ŒŒ Š    € †‡  •š  ¦“ƒ ‡‰  …†ŒŒ   Š   †€ ‰‡ •š  • ‘“‰ †‡‰  …‰ ŒŒ   Š   ‰ €  ‡‰  •š  • ‘“‰‰ ‚‡‰   ‘ …€ ‰€ › Ž      †‡„ †‡ 1 As of September 30, 2026 2 Variable rates based on daily SOFR for the quarter ended September 30, 2026. (DOLLARS IN MILLIONS) DEBT MATURITIES (DOLLARS IN THOUSANDS)

SELECT DEBT COVENANTS[1]

Credit Facility	Requirement	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025
Leverage ratio	<= 60%	27%	36%	35%	34%	32%	34%
Unsecured leverage ratio	<= 60%	32%	40%	39%	37%	35%	37%
Secured leverage ratio	<= 30%	—%	—%	—%	—%	—%	—%
Fixed charge coverage ratio	>= 1.75	5.56	5.52	5.48	5.28	5.20	4.89
Tangible net worth	$1.475bn	Pass	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q3 2026	Q2 2026	Q1 2026	Q42025	Q3 2025	Q2 2025
Leverage ratio	<= 60%	31%	33%	34%	33%	31%	33%
Unencumbered leverage ratio	<= 60%	36%	38%	39%	36%	34%	36%
Secured leverage ratio	<= 30%	—%	—%	—%	—%	—%	—%
Fixed charge coverage ratio	>= 2.00	4.58	5.15	5.14	5.04	4.71	4.27
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025
Leverage ratio	<= 60%	29%	36%	35%	33%	33%	33%
Secured leverage ratio	<= 40%	—%	—%	—%	—%	—%	—%
Debt service ratio	>= 150%	5.25	5.90	5.40	5.65	5.80	5.36
Unencumbered asset ratio	>= 150%	342%	280%	287%	304%	308%	303%

[1] *Calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

Q3 2026 14

15 Q3 2026 RETURN ON INVESTED CAPITAL GENERAL & ADMINISTRATIVE AS % OF GROSS ASSETSEBITDARM COVERAGE1 FAD PAYOUT RATIO PERFORMANCE 1EBITDARM coverage is based on trailing twelve month results through the period indicated. 1Q 2026 and 2Q 2026 excludes NHC corporate coverages for Medical and Total. 2Through September 30, 2026. TOTAL RETURN2

16Q3 2026 RETURN ON INVESTED CAPITAL BALANCE SHEETS 1 The consolidated balance sheets included the following amounts related to our consolidated variable interest entities (“VIE”): $401.1 million and $403.4 million of real estate properties, net; $6.4 million and $9.1 million of cash and cash equivalents; $0.2 million and $0.6 million of straight-line rents receivable; $3.1 million and $4.2 million of other assets, net; and $6.7 million and $5.5 million of Accounts payable and other liabilities and deferred income as of September 30, 2026 and December 31, 2025, respectively. (DOLLARS IN THOUSANDS) ’‰‚ ’†  ƒƒƒ         … ‰€‰ƒ … €‚‚ ¢    ‰€€„ƒ‚ ‰€ †€ žŠ   €†„ €† ‰€ƒ€ƒƒ  ‰€„‰€„ƒ†  ŠŠ   Š ƒ‰ƒ€„ ‰ €ƒ       €  € ‰†€ €†ƒ€ƒ Œ Ž   Š ‘ €    … €… €‰„ƒ „€††  ‰€„‚ žŽŠŽ ¨  †‚€  „ „€‚†  Š žŽ ‰€ƒ‰ ¯     Š¨ €‰„ ¯ Ž“   Š ‘ ƒ†€  ƒ ƒ€„  Ž  €  ‰€  ‰€ ‚ Ž  €  ‰†€„ƒ  „€†   … ‰€†‰€†   … €ƒ„‚€ƒ ‘ ŠˆŽ £—¨‹  ‘ … €†€‰„ … €‚‰€† ŠŠ ‹‘ ŠŠ  š   †€‰ƒ  †€ƒ    ‘  ‰€ƒ  €‚‚†   ‹‘ †‚€† ††€†‰„    Š ‰€‚ƒƒ †€„„‚    Š š‘ €  „ ‚ ¯ ‘  €‰‚€‰‰ € ‚€„‰ ž ž Š  ¯ ¯   ‘ Š   € €„   Ž ŠˆŽ £—¨‹° žŠˆ€…‡  ±€€Ž Ž ± †„€€†‰††€‰€„††Ž  €  Š ‹ †„ †‰ ž  šŠ   €„‚ƒ€‰  €„€ƒ‰     ‰€†‚€‰†  €ƒ†ƒ€‚ ž   ‰€†€‚‚„ ‰€†€‚ „  Ž ŠˆŽ £—¨‹ €„€„ ‚ € € †‰ Š   ƒ€  €‚‚ —¨‹ €„ƒ€† € „€ƒ„ ‘ ŠˆŽ £—¨‹ … ‰€†‰€†   … €ƒ„‚€ƒ

17 Q3 2026 STATEMENTS OF INCOME (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS) ’‰‚ ’‰           Š … ‚€‚  … ‚€ƒ        †ƒ€ƒ‚ €ƒƒ   Š Ž   €  ‚€†„ … ‰€†‰ … „€†ƒ —š     Š  €ƒ‚‰ €‚    €  ‰€ƒ‚‚     š   ‰‚€ ‚€ ‰   €  ‰† •ŠŽ € šŠ Ž š  †‰ †† ¥   €  ‚€‰ š Š       €ƒ†„ €‚  ‹  „€ƒƒ €„ƒ„ „‚€‰‚  ƒ€    Ž “ Š € † § ¥     †€ƒ† ‰ Š ‘  Š š  ¨‹ Ž    ‚€  ‰€†  Š š š  ƒ„ § ¥   ¨‹ Ž   ‚ ƒ‰  Š  ‚‰€† ‰€†ƒ ° ‘‘ Š   ‰ ‰†  Š ‘‘ ŠˆŽ   ‚‰€   ‰€‚  ° Š Š  Š  Š  †     Š ‘‘ ŠŠˆŽ  …  ‚€‚ … ‰€ › Ž   ŠŽ ° ¢Š †„€‰ƒ€† †ƒ€†‰‰€‰‰‚   †„€†€„  †ƒ€‚‰€‚‰ — ŠŽ °  Š ‘‘ ŠŠˆŽ “‘Š … ‡†ƒ … ‡‚„  Š ‘‘ ŠŠˆŽ “  … ‡†ƒ … ‡‚„

18Q3 2026 FFO & FAD RECONCILIATION (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)    Š ‘‘ ŠŠˆŽ  …  ‚€‚ … ‰€ —Š “ŠŽ  Š °      Š †€ƒ‚ „€‚‚      Š  Š   †  † ¥    €   †€ƒ† ‰      „€‚‚ § Š   Š Šˆ ƒ‚‰ §   ‡‡‚†…† „€€ƒ„ˆ ƒ  †€„‚  €„‚ “ŠŽ Š Š ˜Ž       § €‰ƒ  “ŠŽ˜ “²Ž“  Š ‘   Š   § €† € ‚‰‡‡‚†…† „€€ƒ„ˆ ƒ  †€„‚ ‚€ƒƒ “ŠŽ      €  ‰‚ ‚‚ “     Š€  „† †ƒ  ‘Š ŠŠ€  ƒ ‚      ¨‹ Ž  €  † ƒ‰  ŠŠ  š  €  €‰ ‚‚ —¨‹ Ž  “ ‘  Š   ††  „„   Š ‘ Š  š   †„ €„ƒ„ “ŠŽŠˆ“‘ Š  €†‚‰ „‰ ŠŠ €† § Š   Š Šˆ ‚ §    Š š  † §  •‘‘ ŠŠˆŽ  …  ƒ€ƒ … ‚€† ¢ž › Ž   ŠŽ  †„€‰ƒ€† †ƒ€†‰‰€‰‰‚ —••‘‘ ŠŠˆŽ  Ž … ‡ … ‡  ••‘‘ ŠŠˆŽ  Ž … ‡ … ‡‰  — › Ž   ŠŽ  †„€†€„  †ƒ€‚‰€‚‰ —••‘‘ ŠŠˆŽ  Ž … ‡ … ‡„  ••‘‘ ŠŠˆŽ  Ž … ‡ … ‡‰ –     ŠŽ … ‡„† … ‡„  •• ‹  ŠŽ ‰‡„ ‚„‡ƒ   Š ŠŠˆŽ  … †‚€  … †‰€ƒ  •• ‹ ‰‡„ ‚„‡„  • ‹ ‡ ƒ‡‰

19 Q3 2026 ADJUSTED EBITDA RECONCILIATION (DOLLARS IN THOUSANDS)       ADJUSTED EBITDA RECONCILIATION  Š … ‚‰€† ‰€†ƒ    š  €  ‰€ƒ‚‚ •ŠŽ € šŠ €Ž š  †‰ †† Š š š  ƒ„ §   Š  €ƒ‚‰ €‚ ¥    €   †€ƒ† ‰      „€‚‚ § ¥   €  § €‰ƒ  “ŠŽ˜ “²Ž“   Š ‘ § €†   Š ‘ Š  š  †„ €„ƒ„  —¢ … ‚„€‰‰ … ƒ €‰ƒ    š  ŠŠ  … €ƒ† … ‰€ Š  ‹  § § •š žŽ  … €ƒ† … ‰€ •š žŽ ž   ‡„š  ‡š NET DEBT TO ADJUSTED EBITDA ž  ‘ … €†€‰„  ŠŽŠŽ ¨  †‚€  „ ž   ‘ … „„‰€ƒƒ  —¢ … ‚„€‰‰   ƒ€„„   Š Š   €  ‹²    —¢ … ƒ €‰ ž   ‘ —¢ ‰‡‚š

20Q3 2026 NOI RECONCILIATIONS       NOI SEGMENT RECONCILIATION   “    Š    … ††€† ‚ … †€ ˆ  €‚ƒ„ €  „   €ƒ  €ƒ      § ‚€‚„    ‚„† ‰   “    …  ƒ€„‰ …  „€ ‚    •  †ƒ€ƒ‚ €ƒƒ    š   ‰‚€ ‚€ ‰   €  †€„†   Š Ž   €  ‚€†„  … ƒ†€ †‚ … ƒ€„† NOI TO ADJUSTED NOI RECONCILIATION “ŠŽ˜ “²Ž“   Š ‘ § €† Ž“    †‚ €„„   Š   „‰ ƒ  Š  Š ‚‰ ‰ƒ “  ¤ž    ‰ “ŠŽ Š Š ˜Ž       § €‰ƒ    … ƒ†€„† … €„ (DOLLARS IN THOUSANDS)

21 Q3 2026       NET INCOME  ‚‰€† ‰€†ƒ    €  ‰€ƒ‚‚ ¥     †€ƒ† ‰ Š š š  ƒ„ § Ž “ Š € † § ¥  ¨‹ Ž   ‚ ƒ‰ •ŠŽ € šŠ Ž š  †‰ ††   €  ‰†  ‹  „€ƒƒ €„ƒ„ ¥   €  ‚€‰   Š  €ƒ‚‰ €‚ ž  … ƒ†€ †‚ … ƒ€„† “ŠŽ˜ “²Ž“   Š ‘ § €† Ž“    †‚ €„„   Š   „‰ ƒ  Š  Š ‚‰ ‰ƒ “  ¤ž    “ŠŽ Š Š ˜Ž       § €‰ƒ    … ƒ†€„† … €„ (DOLLARS IN THOUSANDS) NOI RECONCILIATIONS

22Q3 2026                        … €ƒƒ … ‰€ƒ„ … ‰ƒ€‚ … ††€ƒƒ„ … †ƒ€ƒ‚ ‘ ƒ€‚ €ƒ† †€‚„„ €„ƒ „€†ƒ‚  ‹ €†‰ €† €‰‰ €‚‚ƒ €   € ‚ƒ €„‚„ €†ƒ €ƒƒ €‚ƒ š Š €ƒ €‚†„ €„ƒ ‰€ ‰€‰ Œ    § § €„†‚ €ƒ €‰‚ƒ Ž  Ž  š   ‰€ †€„‚‰ ‰€„‰  €††  € ‚†  †€„† ƒ€‰‰ €„ € €    Š ‰€ƒ‰‰  €  ƒ ƒ€† „€„ „€„‰‚ ‚„€Š ƒƒ‹ … €„ … €ƒ†‚ … €ƒƒƒ … €‰ … €   €‚ƒ ‰€„ ‰€†‚„ †€ †€ ŠŠ Š‹ ƒ‡  ‚‡„ ‚‡‚  ‡„  ‡„   ŠŠ   €‰‰ƒ €‚‚ ‰€† ‰€†‰ƒ ‰€†‰    … ‰€†‰ … ‰€„ … †€‰‰ … †€ †‰ … †€‚„ (DOLLARS IN THOUSANDS) SHOP RECONCILIATIONS €Œ                      … †€ ƒ … ‰€„‚ … †€ † … †€ … †€„ ‘ †€‰„ †€‰‰ †€†‚ƒ †€‰  †€‰ƒƒ  ‹ €  € €‰  €„ €   €  €  €„ €‰ €„ š Š €ƒ €‚ €   €†„ €†‰‰ Œ    § § ƒ ƒ† ƒ‚ Ž  Ž  š   €‰‰ €‚ €  €†„ €‚†  €„‚ ‰€ ‰€ ‰€  ‰€ ‰„   Š €†‰ €„  €„† ‰€† ‰€ ‚„€Š ƒƒ‹ … „ … ƒ …  …  ‰† … †„  €ƒ‰ €ƒ‰ €ƒ‰ €ƒ‰ €ƒ‰ ŠŠ Š‹ ƒ‡„ ‚‡†  ‡  ‡  ‡†   ŠŠ   €  €†„ƒ €†ƒ €†ƒ† €†ƒ„   … ‰€ƒ† … ‰€ … ‰€  … ‰€ƒ … ‰€ƒ (DOLLARS IN THOUSANDS)

GLOSSARY

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs.

Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

23 Q3 2026

GLOSSARY

Facility Types

SH - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

Fixed Charges

The term Fixed Charges refers to interest expense and debt principal.

NET OPERATING INCOME

Net operating income ("NOI") is a U.S. non-GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

OCCUPANCY

Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

RevPOR

RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided by the number of monthly occupied units.

RETURN ON INVESTED CAPITAL (ROIC)

ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated depreciation less straight-line rent receivable over the TTM period.

SAME-STORE ("SS") We define Same-Store as properties owned, consolidated and operational for the full period in both comparison periods and that are not otherwise excluded; provided, however, that we may include selected properties that otherwise meet the Same-Store criteria if they are included in substantially all of, but not a full, period for one or both of the comparison periods, and in our judgment such inclusion provides a more meaningful presentation of our segment performance.

Newly acquired properties, recently developed or redeveloped properties, and properties undergoing operator transitions in our SHOP reportable business segment will be included in Same-Store after five full quarters from the date of acquisition, transition, or being placed into service. Our SHOP and NNN that have undergone operator or business model transitions will be included in Same-Store once operating under consistent operating structures for the full period in both periods presented.

Properties are excluded from Same-Store if they are: (i) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (ii) impacted by significant disruptive events such as flood or fire; (iii) those properties that are currently undergoing a significant disruptive redevelopment; or (iv) those properties that are scheduled to undergo operator or business model transitions, or have transitioned operators or business models after the start of the prior comparison period.

Stabilized Lease

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period). Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return

The term Total Return refers to the total return an investor would have realized on a cumulative basis basis over a certain period assuming that all dividends are reinvested on the ex-dividend date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

Q3 2026 24

25 Q3 2026 NOTES

26Q3 2026 NOTES

National Health Investors Q3 2026 Supplemental